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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 15, 2000

                                   IMP, INC.
             (Exact name of registrant as specified in its charter)

                                   000-15858
                            (Commission File Number)

          DELAWARE                                      94-2722142
(State or other jurisdiction               (I.R.S. Employer Identification No.)
      of incorporation)

                            2830 NORTH FIRST STREET
                        SAN JOSE, CALIFORNIA 95143-2071
            (Address of principal executive offices, with zip code)

                                 (408) 432-9100
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL.

      On June 15, 2000 IMP, Inc. completed the sale of 4,793,235 shares of its common stock to Teamasia Mauritius for a purchase price of approximately $3.9 million. With the acquisition, Teamasia Mauritius, together with its affiliates, holds an aggregate of 5,464,408 shares, representing approximately 62 percent of IMP's outstanding common stock. Further details regarding this announcement are contained in IMP's news release dated June 15, 2000 attached as an exhibit hereto and incorporated herein by reference. Further information regarding the transactions between IMP and Teamasia Mauritius and its affiliates and the amount and source of the consideration are contained in IMP's definitive proxy materials and Teamasia Semiconductors PTE Ltd.'s Schedule 13D incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits:

      99.1 IMP, Inc. News Release dated June 15, 2000

      99.2 Definitive Proxy Statement. Incorporated by reference to IMP, Inc.'s
      Schedule 14A (File No. 000-15858) filed with the Securities and Exchange Commission (the "Commission") on May 17, 2000.

      99.3 Schedule 13D. Incorporated by reference to Teamasia Semiconductor PTE Ltd.'s Schedule 13D, dated October 8, 1999, filed with the Commission on February 14, 2000, as amended by Amendment No. 1 filed with the Commission on May 31, 2000, Amendment No. 2 filed with the Commission on June 1, 2000, Amendment No. 3 filed with the Commission on June 6, 2000, Amendment No. 4 filed with the Commission on June 8, 2000, Amendment No. 5 filed with the Commission on June 13, 2000 and Amendment No. 6 filed with the Commission on June 27, 2000 (File No. 005-39321).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPS, INC.

Date: JUNE 30, 2000                   By: /s/ BRAD WHITNEY
                                          ------------------------------------
                                          BRAD WHITNEY
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER




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                                 EXHIBIT INDEX

            DESCRIPTION

            99.1 IMP, Inc. News Release dated June 15, 2000

            99.2 Definitive Proxy Statement. Incorporated by reference to IMP, Inc.'s Schedule 14A (File No. 000-15858) filed with the Securities and Exchange Commission (the "Commission") on May 17, 2000.

            99.3. Schedule 13D. Incorporated by reference to Teamasia Semiconductor PTE Ltd.'s Schedule 13D, dated October 8, 1999, filed with the Commission on February 14, 2000, as amended by Amendment No. 1 filed with the Commission on May 31, 2000, Amendment No. 2 filed with the Commission on June 1, 2000, Amendment No. 3 filed with the Commission on June 6, 2000, Amendment No. 4 filed with the Commission on June 8, 2000, Amendment No. 5 filed with the Commission on June 13, 2000 and Amendment No. 6 filed with the Commission on June 27, 2000 (File No. 005-39321).